EXHIBIT 10.26


                             AMENDMENT NUMBER TWO TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), is entered into as of March 13, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation ("Borrower"), with its chief executive office located at 724 First Street, Fourth Floor, Minneapolis, Minnesota 55401.

         WHEREAS, Borrower and Foothill are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement dated as of September 24, 1997 (collectively, the "Loan Agreement");

         WHEREAS, Borrower has requested that Foothill make an additional term loan in the amount of $1,000,000 (the "Supplemental Term Loan No. 2"), and the proceeds of such Supplemental Term Loan No. 2 will be used in part to pay Foothill the amendment fee described in Section 7(d) of this Amendment. In addition, Borrower will use the balance of the proceeds of the Supplemental Term Loan No. 2 for general working capital purposes;

         WHEREAS, Borrower and Foothill have agreed to combine the term loans previously made by Foothill to Borrower and the Supplemental Term Loan No. 2 into a single term loan that will repaid by Borrower in accordance with the terms of this Amendment; and

         WHEREAS, Borrower and Foothill desire to amend the Loan Agreement as provided in this Amendment, it being understood that no repayment of the obligations under the Loan Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

         1. Section 1.1 of the Loan Agreement hereby is amended by (a) deleting the following defined terms in their entireties: "Amendment Date", "Term Loan" and "Term Loan Commitment", and (b) inserting following defined terms in alphabetical order:

         "Amendment Date" means the date of the making of the Additional Supplemental Term Loan No. 2 on or after the first date written above.

         "Fourth Warrant" means a warrant agreement respecting 100,000 shares of Borrower's common stock, in form and substance reasonably satisfactory to Foothill.

         "Supplemental Term Loan No. 2" shall have the meaning ascribed to such term in the recitals of this Amendment.

         "Term Loan" has the meaning ascribed to such term in Section 2.2(a) hereof.

         "Term Loan Commitment" means $23,500,000.

         2. Section 2.1(b) is hereby amended and restated in its entirety as follows:

         (b) Anything to the contrary in Section 2.1(a) above notwithstanding, Foothill may create reserves against the Maximum Revolving Amount without declaring an Event of Default if there occurs a material increase in Dilution or if Foothill determines that there has occurred a Material Adverse Change. Notwithstanding the previous sentence, it is hereby agreed among the parties hereto, that Foothill may establish, in its discretion, and from time to time, an accumulating interest payment reserve, funded on a monthly basis, in an aggregate amount, as determined by Foothill in its reasonable discretion from time to time, sufficient to fully fund the estimated interest payment to be due Foothill on Borrower's Obligations as of the end of such month; and all collections received by Foothill pursuant to Section 2.8 of this Agreement shall be accumulated and held by Foothill until such time as the estimated interest payment is fully funded into the reserve, and any collections received by Foothill during such month after the full funding of the reserve, shall be credited by Foothill to Borrower's account; and in the event that the actual interest payment for a given month is less than the reserve amount accumulated during such month, the difference shall be carried forward by Foothill as the initial reserve amount for the next succeeding month's accumulation of collections to the reserve to fund the next month's estimated interest payment, such interest payment reserve and the accumulation of collections to be effective and commence as of the Amendment Date.

         3. Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

         2.2 TERM LOAN.

                  (a) Foothill previously has made the Term Loan to Borrower. As of the Amendment Date, Foothill has agreed to make the Supplemental Term Loan No. 2 to Borrower in accordance with the terms hereof. Collectively, the Supplemental Term Loan No. 2 and the prior term loans made by Foothill to Borrower shall be known as the "Term Loan."

                  (b) The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan shall constitute Obligations. Unless sooner terminated as provided herein, Borrower shall repay the Term Loan in quarterly installments and such installments shall be due and payable on the following dates in the following amounts:

                      DATE                  INSTALLMENT
                      ----                  -----------
                      4/16/98               $  500,000
                      6/30/98               $6,000,000
                      9/30/98               $2,000,000
                      12/31/98              $2,000,000
                      3/31/99               $2,000,000
                      6/30/99               $2,000,000
                      9/30/99               $2,000,000
                      12/31/99              $2,000,000
                      3/31/00               $2,000,000
                      6/30/00               $2,000,000
                      9/30/00               $1,000,000

         4. Section 2.6(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "Interest Rate. From and after the Amendment Date, all Obligations shall bear interest at a per annum rate of 4.75 percentage points above the Reference Rate."

         5. Section 2.6(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "Default Rate. Upon the occurrence and during the continuation of an Event of Default, all Obligations shall bear interest at a per annum rate of 7.75 percentage points above the Reference Rate."

         6. Section 7.17 of the Loan Agreement is hereby amended to delete the proviso at the end of such Section, and to replace such proviso with the following:

         ;provided, however, that in no event shall any advance under the Supplemental Term Loan No. 2 be used to finance, in whole or in part, directly or indirectly, any Permitted Unrestricted Subsidiary Acquisition or to advance, by way of loan, investment or guaranty, or otherwise, any monies or credit to or for the benefit, directly or indirectly, of Harmony.

         7. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligation of Foothill to make the Supplemental Term Loan No. 2 is subject to the completion, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Amendment Date:

                  (a) Foothill shall have received executed consents and reaffirmations from each Guarantor, in form and substance satisfactory to Foothill;

                  (b) Foothill shall have received the Fourth Warrant and such Fourth Warrant shall have been duly executed, and be in full force and effect;

                  (c) Foothill shall have received, in form and substance reasonably satisfactory to Foothill, an amendment and restatement of the Second Warrant to Purchase 100,000 Shares of the Common Stock of Children's Broadcasting Corporation dated July 1, 1997, resetting the warrant exercise price from $5.29 to $3.68 per share, and such Amended and Restated Warrant shall have been duly executed, and be in full force and effect; and

                  (d) Foothill shall have received an amendment fee of $100,000 which shall be earned in full and non-refundable as of the date hereof. The payment of such amendment fee shall be paid on the Amendment Date out of the proceeds of the Supplemental Term Loan No. 2.

         8. Forbearance. Foothill acknowledges receipt of the Borrower's letter to Mr. Keith Alexander of Foothill dated March 3, 1998 in which the Borrower acknowledges and enumerates certain Events of Default that have occurred and are continuing under the Loan Agreement (the "Current Defaults"). Foothill hereby agrees to forebear from taking any action or exercising any of its remedies under the Loan Agreement with respect to the Current Defaults during the period from the Amendment Date through and including April 16, 1998; provided, however, that such forbearance shall apply only to the Current Defaults, shall not apply to any other Event of Default continuing as of the Amendment Date, or to any Event of Default that may occur after the Amendment Date. Further, this forbearance shall not constitute a waiver by Foothill of any of its rights or remedies under the Loan Agreement, but shall only constitute a limited forbearance. Furthermore, nothing contained in this letter shall diminish, prejudice or waive any of Foothill's rights or remedies under the Loan Agreement or applicable law, and Foothill hereby reserves all such rights and remedies.

         9. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         10. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

         11. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

         12. Miscellaneous.

                  a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                  d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                                FOOTHILL CAPITAL CORPORATION,
                                a California corporation


                                By  /s/ Keith Alexander
                                   -----------------------------

                                Title:  Vice President
                                       -------------------------



                                CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation


                                By  /s/ James G. Gilbertson
                                   -----------------------------

                                Title:  Chief Operating Officer
                                       -------------------------

             CONSENT, RATIFICATION, AND REAFFIRMATION BY GUARANTORS

         Each of the undersigned Guarantors hereby consents to the execution, delivery, and performance of the foregoing Amendment Number Two to Amended and Restated Loan and Security Agreement and agrees, ratifies, and reaffirms that its obligations as a guarantor with respect to the Loan Documents, as heretofore amended, and as amended by the foregoing amendment, remain in full force and effect and are not impaired, diminished, or discharged in any respect.

Dated as of the date first set forth above:


                                CHILDREN'S RADIO OF LOS ANGELES, INC.,
                                Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF NEW YORK, INC.,
                                New Jersey corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF MINNEAPOLIS, INC.,
                                Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF GOLDEN VALLEY, INC., a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF MILWAUKEE, INC.,
                                a Minnesota corporation

                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF DENVER, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF KANSAS CITY, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF DALLAS, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF HOUSTON, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF PHILADELPHIA, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------

                                CHILDREN'S RADIO OF DETROIT, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------

                                CHILDREN'S RADIO OF CHICAGO, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                CHILDREN'S RADIO OF PHOENIX, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                WWTC-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KYCR-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------

                                WZER-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KKYD-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KCNW-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KAHZ-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KTEK-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                WPWA-AM, INC.,
                                a Minnesota corporation

                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                WCAR-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                WJDM-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KPLS-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                WAUR-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------


                                KIDR-AM, INC.,
                                a Minnesota corporation



                                By  /s/ James G. Gilbertson
                                   ------------------------------
                                Title: Chief Operating Officer
                                       --------------------------